MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account

Supplement Dated February 16, 2021

to the

Prospectus For

Individual Flexible Premium Deferred Variable Annuity Certificate

(Dated May 1, 2020)

This Supplement provides information regarding your individual flexible premium deferred variable annuity certificate (“Certificate”) prospectus.  Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

The new Investment Options set forth in this Supplement will be available for investment under the Certificates on or about February 25, 2021.

On the cover page of your prospectus, the table of Investment Options is replaced in its entirety with the following table:

American Century Investments

VP Capital Appreciation Fund

VP Mid Cap Value Fund

VP Ultra® Fund

American Funds Insurance Series

American Funds IS Asset Allocation—Class 2

American Funds IS Bond Fund—Class 1

American Funds IS Capital Income Builder—Class 1

American Funds IS Capital World Bond Fund —Class 2

American Funds IS Global Growth and Income Fund —Class 1

American Funds IS Global Small Capitalization Fund —Class 1

American Funds IS Growth Fund —Class 2

American Funds IS Growth-Income Fund —Class 2

American Funds IS Managed Risk Growth Fund—Class P1

American Funds IS Managed Risk Growth-Income Fund —Class P1

American Funds IS New World Fund  — Class 1

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class

BNY Mellon Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth & Income Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class

Calvert Variable Products, Inc.

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Hermes Insurance Series Fund

Federated Hermes Government Money Fund II—Service Share Class

Federated Hermes Managed Volatility Fund II—Primary Shares

Federated Hermes Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Balanced Portfolio—Service Class 2

VIP Contrafund PortfolioSM—Initial Class

VIP Energy Portfolio—Service Class 2

VIP Freedom 2015 PortfolioSM—Initial Class

VIP Freedom 2020 PortfolioSM—Initial Class

VIP Freedom 2025 PortfolioSM—Initial Class

VIP Freedom 2030 PortfolioSM—Initial Class

VIP Freedom 2035 PortfolioSM—Initial Class

VIP Freedom 2040 PortfolioSM—Initial Class

VIP Freedom 2045 PortfolioSM—Initial Class

VIP Freedom 2050 PortfolioSM—Initial Class

VIP Freedom 2055 PortfolioSM—Initial Class

VIP Freedom 2060 PortfolioSM—Initial Class

VIP Freedom 2065 PortfolioSM—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

VIP Real Estate Portfolio—Initial Class

VIP Strategic Income Portfolio—Service Class 2

VIP Technology Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund—Class 2

Franklin Income VIP Fund—Class 2

Franklin Rising Dividends VIP Fund—Class 1

Franklin Small Cap Value VIP Fund—Class 2

Franklin Small-Mid Cap Growth VIP Fund—Class 1

Franklin Strategic Income VIP Fund—Class 2

JPMorgan Insurance Trust

Mid Cap Value Portfolio—Class 1

Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Health Sciences Portfolio

Mid-Cap Growth Portfolio

Moderate Allocation Portfolio

New America Growth Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

On pages 5-6 of your prospectus, the table entitled “Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets)” under “FEE TABLES” is replaced in its entirety with the following:

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.34%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)(6)	0.10%	1.21%

(4) Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(5) The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year.

(6) For certain Investment Options, certain expenses were reimbursed or fees waived during 2019. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.21%

On page 6 of your prospectus, “Example 1” under “FEE TABLES - Examples” is replaced in its entirety with the following:

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Certificate or elect settlement option 1 at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$933	$1,403	$1,868	$3,288

2. If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$841	$1,307	$1,769	$3,288

3. If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$290	$926	$1,571	$3,288

On page 8 of your prospectus, the existing second paragraph under “SUMMARY OF THE CERTIFICATE – Free-Look Period” is replaced in its entirety with the following paragraph:

For Certificates issued in California, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid. However, if you allocated all or a portion of your initial premium payment to the Money Market Subaccount or the Declared Interest Option, upon exercise of your right to return the Certificate, you will receive at least the amount of premium allocated to the Money Market Subaccount or the Declared Interest Option, respectively.

On page 11 of your prospectus, the first sentence in the first paragraph under “THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS – Investment Options” is replaced in its entirety with the following sentence:

There are currently 61 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option.

On page 14 of your prospectus, in the “American Funds Insurance Series (IS)” section under “THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS – Investment Options” the following two Portfolios are added to the beginning of the table:

Portfolio	Investment Objective(s) and Principal Investments
American Funds IS Asset Allocation—Class 2	• The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Portfolio	Investment Objective(s) and Principal Investments

•                  In seeking to pursue its investment objective, the Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash. The proportion of equities, debt and money market securities held by the Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

•                  The Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

American Funds IS Bond Fund—Class 1

•                  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

•                  The Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The Fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the Fund’s investment adviser or unrated but determined to be of equivalent quality by the Fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The Fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Fund’s investment adviser or unrated but determined by the Fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The Fund may invest in debt securities of issuers domiciled outside the United States, including in emerging markets. Generally, the Fund may invest in debt securities of any maturity or duration.

•                  The Fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. In addition, the Fund may invest, subject to the restrictions above, in contracts for future delivery of mortgage-backed securities, such as to-be-announced contracts and mortgage rolls. These contracts are normally of short duration and may be replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Fund’s portfolio, resulting in a higher portfolio turnover rate than Funds that do not employ this investment strategy. The Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

•                  The Fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the Fund as disclosed in the Fund’s prospectus and in the Fund’s statement of additional information.

On page 31 of your prospectus, the paragraph following “Fidelity® Variable Insurance Products Funds” under “THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS – Investment Options” is replaced in its entirety with the following:

Fidelity® Management & Research Company LLC (FMR) (the Adviser) serves as the Fund manager for the Portfolios.  Geode Capital Management, LLC (Geode) serves as sub-adviser for Fidelity® VIP Index 500 Portfolio.  FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for Fidelity® VIP Overseas Portfolio.  FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers serve as the sub-advisers for Fidelity® VIP Strategic Income Portfolio—Service Class 2.  Other investment advisers serve as sub-advisers for Fidelity® VIP Balanced Portfolio—Service Class 2, Fidelity® VIP Contrafund PortfolioSM, Fidelity® VIP Energy Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Growth & Income Portfolio, Fidelity® VIP High Income Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Real Estate Portfolio and Fidelity® VIP Technology Portfolio—Initial Class.

On page 32 of your prospectus, in the “Fidelity® Variable Insurance Products Funds” section under the “THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS – Investment Options” the following Portfolio is added to the beginning of the table:

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Balanced Portfolio—Service Class 2

•                This Portfolio seeks income and capital growth consistent with reasonable risk. The Portfolio invests approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds), when its outlook is neutral.  The Portfolio invests at least 25% of total assets in fixed-income senior securities. The Portfolio allocates the fund’s assets across different market sectors (at present, communication services, consumer discretionary, consumer staples, energy, financials, health care, industrial, information technology, materials, real estate, and utilities), using different Fidelity managers.  The Portfolio invests in domestic and foreign issuers, and invests in either “growth” stocks or “value” stocks or both.  The Portfolio invests in Fidelity’s central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types of investment disciplines).

On page 32 of your prospectus, in the “Fidelity® Variable Insurance Products Funds” section under “THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS – Investment Options” the existing information in the table for Fidelity® VIP Freedom 2015 PortfolioSM—Initial Class, Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class, Fidelity® VIP Freedom 2025 PortfolioSM—Initial Class, Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class, Fidelity® VIP Freedom 2035 PortfolioSM—Initial Class, Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class, Fidelity® VIP Freedom 2045 PortfolioSM—Initial Class, Fidelity® VIP Freedom 2050 PortfolioSM—Initial Class, is replaced in its entirety with the following:

Portfolio	Investment Objective(s) and Principal Investments

Fidelity® VIP Freedom 2015
PortfolioSM—Initial Class
Fidelity® VIP Freedom 2020
PortfolioSM—Initial Class
Fidelity® VIP Freedom 2025
PortfolioSM—Initial Class
Fidelity® VIP Freedom 2030
PortfolioSM—Initial Class

Fidelity® VIP Freedom 2035

PortfolioSM—Initial Class

Fidelity® VIP Freedom 2040

PortfolioSM—Initial Class

Fidelity® VIP Freedom 2045

PortfolioSM—Initial Class

Fidelity® VIP Freedom 2050

PortfolioSM—Initial Class

•                These Portfolios seek high total return with a secondary objective of principal preservation as each Portfolio approaches its target date and beyond. The Portfolios invest in a combination of underlying Fidelity® domestic equity funds, international equity funds, bond funds and short-term funds (underlying Fidelity® funds).

•                These Portfolios allocate assets according to a neutral asset allocation strategy that adjusts over time until it reaches an allocation similar to that of the VIP Freedom Income PortfolioSM, approximately10 to 19 years after the target retirement year.  The Adviser may modify the fund’s neutral asset allocations from time to time when in the interests of shareholders.

•                These Portfolios buy and sell futures contracts (both long and short positions) in an effort to manage cash flows efficiently, remain fully invested, or facilitate asset allocation.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Freedom 2055 PortfolioSM—Initial Class Fidelity® VIP Freedom 2060 PortfolioSM—Initial Class Fidelity® VIP Freedom 2065 PortfolioSM—Initial Class

On page 34 of your prospectus, in the “Fidelity® Variable Insurance Products Funds” section under the “THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS – Investment Options” the following two Portfolios are added to the end of the table:

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Strategic Income Portfolio—Service Class 2

•                This Portfolio seeks a high level of current income, and may also seek capital appreciation. The Portfolio invests primarily in debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).  The Portfolio allocates the fund’s assets among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging markets securities, and foreign developed market securities and uses a neutral mix of approximately 45% high yield, 25% U.S. Government and investment-grade, 15% emerging markets, and 15% foreign developed markets.  The Portfolio potentially invests in equity securities.  The Portfolio invests in Fidelity’s central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines).

Fidelity® VIP Technology Portfolio—Initial Class

•                  This Portfolio seeks capital appreciation.  The Portfolio normally invests at least 80% of assets in securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.  The Portfolio invests in domestic and foreign issuers.

On page 34 of your prospectus, under the “THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS – Investment Options” the following Investment Options are added after the “Fidelity® Variable Insurance Products Funds” section and before the “JP Morgan Insurance Trust” section :

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to Franklin Flex Cap Growth VIP Fund—Class 2, Franklin Income VIP Fund—Class 2, Franklin Rising Dividends VIP Fund—Class 1, Franklin Small-Mid Cap Growth VIP Fund—Class 1 and Franklin Strategic Income VIP Fund—Class 2.  Franklin Mutual Advisers, Inc. serves as the investment adviser to Franklin Small Cap Value VIP Fund—Class 2.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Flex Cap Growth VIP Fund—Class 2

•                The Fund seeks capital appreciation.

•                Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation. The equity securities in which the Fund invests are predominantly common stock.

•                The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well established, large-cap companies. At times, a significant to substantial portion of the Fund’s investments may be in small and mid capitalization companies.

•                In evaluating sector (broad industry) weightings in the Fund’s investment portfolio, the investment manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000 Growth Index and the Russell 1000 Growth Index. Consequently, the Fund is likely to have significant positions in particular sectors such as technology and healthcare.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Income VIP Fund—Class 2

•                The Fund seeks to maximize income while maintaining prospects for capital appreciation.

•                Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities. The Fund may shift its investments from one asset class to another based on the investment manager’s analysis of the best opportunities for the Fund’s portfolio in a given market. The equity securities in which the Fund invests consist primarily of common stocks. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities, debentures, and shorter term instruments. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the investment manager believes are attractive. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as “junk bonds”), including a portion in defaulted securities. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors. The Fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts.

•                The Fund may, from time to time, use a variety of equity-related derivatives and complex equity securities, which may include purchasing or selling call and put options on equity securities and equity security indices, futures on equity securities and equity indexes, options on equity index futures and equity-linked notes, for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in certain equity markets. In addition, the Fund may use interest rate-related derivatives, including interest rate swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts) for various purposes including enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates. The Fund also may, from time to time, use currency-related derivatives, such as forward foreign currency exchange contracts, currency futures contracts, currency swaps and currency options to hedge (protect) against currency risks, and credit-related derivatives, such as credit default swaps and options on credit default swaps, to hedge (protect) against credit risks. The use of such derivative transactions may allow the Fund to obtain net long or net short exposures to selected markets, interest rates, countries or durations.

Franklin Rising Dividends VIP Fund—Class 1

•                The Fund seeks long-term capital appreciation.  Preservation of capital, while not a goal, is also an important consideration.

•                Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends. The Fund invests predominantly in equity securities, mostly common stocks. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

•                Under normal market conditions, the Fund invests at least 65% of its net assets in securities of companies that have:

•             consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

•             increased dividends substantially (at least 100%) over the last 10 years;

•             reinvested earnings, paying out less than 65% of current earnings in

Portfolio	Investment Objective(s) and Principal Investments

dividends;

•             either long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations; and

•             attractive prices, either: (1) in the lower half of the stock’s price/earnings ratio range for the past 10 years; or (2) less than price/earnings ratio of the Standard & Poor’s 500 Stock Index.

•                  The Fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. The Fund may invest in companies of any size, across the entire market spectrum. Although the investment manager searches for investments that it believes to meet the criteria across all sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors.

•                The Fund may invest up to 25% of its total assets in foreign securities.

Franklin Small Cap Value VIP Fund—Class 2

•                The Fund seeks long-term total return.

•                Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small-cap) companies. Small-cap companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding either: 1) the highest market capitalization in the Russell 2000 Index; or 2) the 12-month average of the highest market capitalization in the Russell 2000 Index, whichever is greater, at the time of purchase. As of the most recent reconstitution, the highest market capitalization in the Russell 2000 Index was $5.0 billion.

•                The Fund generally invests in equity securities of companies that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund also may invest in real estate investment trusts (REITs).

•                The Fund may invest up to 25% of its total assets in foreign securities.

Franklin Small-Mid Cap Growth VIP Fund—Class 1

•                The Fund seeks long-term capital growth.

•                Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small-cap) and mid-capitalization (midcap) companies. For this Fund, small-cap companies are companies within the market capitalization range of companies in the Russell 2500™ Index, at the time of purchase, and mid-cap companies are companies within the market capitalization range of companies in the Russell Midcap Index, at the time of purchase. Under normal market conditions, the Fund invests predominantly in equity securities, predominantly in common stock.

•                The Fund, from time to time, may have significant positions in particular sectors.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Strategic Income VIP Fund—Class 2

•                The Fund seeks a high level of current income.  A secondary goal is long-term capital appreciation.

•                Under normal market conditions, the Fund invests its assets primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities. The Fund shifts its investments among various classes of debt securities and at any given time may have a substantial amount of its assets invested in any class of debt security.

•                The Fund may invest up to 100% of its assets in high yield, lower-quality debt securities (also known as “junk bonds”). The below-investment grade debt securities in which the Fund invests are generally rated at least Caa by Moody’s Investors Service (Moody’s) or CCC by Standard & Poor’s (S&P®) or are unrated securities the Fund’s investment manager determines are of comparable quality.

•                  The Fund may invest a portion of its assets in marketplace loans to consumers and small and mid-sized enterprises or companies (SMEs), which may include loans for individual leases, that may be originated through online lending platforms.

•                  The Fund may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments, or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury.

•                  The Fund may invest a significant portion of its assets in complex fixed income securities, such as collateralized debt obligations (“CDOs”), which are generally a type of asset-backed securities.

•                  For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. The Fund may also enter into interest rate and credit-related transactions involving derivative instruments, including interest rate, fixed income total return and credit default swaps and bond/interest rate futures contracts. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

On page 38 of your prospectus, the existing second paragraph under “DESCRIPTION OF ANNUITY CERTIFICATE – Free-Look Period” is replaced in its entirety with the following paragraph:

For Certificates issued in California, you will receive your Accumulated Value upon your exercise of your right to return the Certificate which may be less than the premiums you paid. However, if you allocated all or a portion of your initial premium payment to the Money Market Subaccount or the Declared Interest Option, upon exercise of your right to return the Certificate, you will receive at least the amount of premium allocated to the Money Market Subaccount or the Declared Interest Option, respectively.

On page 71 of your prospectus, the existing second and third paragraphs under “DISTRIBUTION OF THE CERTIFICATES” are replaced in their entirety with the following two paragraphs:

MWAFS may receive a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option: American Funds IS Asset Allocation—Class 2, American Funds IS Capital World Bond Fund—Class 2, American Funds IS Growth Fund—Class 2 and American Funds IS Growth-Income Fund—Class 2; BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Share Class; Federated Hermes Quality Bond Fund II—Primary Shares; Fidelity® VIP Balanced Portfolio—Service Class 2, Fidelity® VIP Energy Portfolio—Service Class 2, Fidelity® VIP High Income Portfolio—Service Class 2, Fidelity® VIP Mid Cap Portfolio and Fidelity® VIP Strategic Income Portfolio—Service Class 2; and Franklin Flex Cap Growth VIP Fund—Class 2, Franklin Income VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2 and Franklin Strategic Income VIP Fund—Class 2. 12b-1

class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 4.3% of the premiums paid under a Certificate during the first Certificate Year and 3% of the premiums paid in the second and subsequent Certificate Years.

On page 73 of your prospectus, the following sentence is added at the end of the first paragraph under “FINANCIAL STATEMENTS”:

Additionally, the unaudited statutory-basis financial statements as of September 30, 2020 of the Society and the Account are contained in the Statement of Additional Information.

On page B-1 of “APPENDIX B” to your prospectus, the paragraph under “Calculating Variable Annuity Payments – Hypotethical Rates of Return” is replaced in its entirety with the following paragraph:

The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.56%, 7.11%, 9.56% and 12.00%. Net of all expenses, these constant returns are: -2.11%, 1.45%, 5.00%, 7.45% and 9.89%. The first variable annuity payment for each year reflects the 5% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of .71% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

On page B-1 of “APPENDIX B” to your prospectus, the fourth bulletpoint under “Calculating Variable Annuity Payments – Assumptions on Which the Hypothetical Supplemental Contract and Certificate are Based” is replaced with the following bulletpoint:

-                   The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.56%, 7.11%, 9.56% and 12.00%

On page B-3 of “APPENDIX B” to your prospectus, the chart under “Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios” is replaced in its entirety with the following chart:

Contract Year	0.00% Gross -2.11% Net	3.56% Gross 1.45% Net	7.11% Gross 5.00% Net	9.56% Gross 7.45% Net	12.00% Gross 9.89% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	932	966	1,000	1,023	1,047
3	869	934	1,000	1,047	1,095
4	810	902	1,000	1,072	1,146
5	755	871	1,000	1,097	1,200
6	704	842	1,000	1,122	1,256
7	657	814	1,000	1,148	1,314
8	612	786	1,000	1,175	1,375
9	571	759	1,000	1,203	1,439
10	532	734	1,000	1,231	1,506
11	496	709	1,000	1,259	1,576
12	462	685	1,000	1,289	1,650
13	431	662	1,000	1,319	1,727
14	402	639	1,000	1,350	1,807
15	375	618	1,000	1,381	1,891
16	349	597	1,000	1,413	1,979
17	326	577	1,000	1,446	2,072
18	304	557	1,000	1,480	2,168
19	283	538	1,000	1,515	2,269
20	264	520	1,000	1,550	2,375
21	246	503	1,000	1,586	2,485
22	229	486	1,000	1,623	2,601
23	214	469	1,000	1,661	2,722
24	199	453	1,000	1,700	2,849
25	186	438	1,000	1,739	2,982